EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

      AGREEMENT made August 31, 2005, between Market Central, Inc. (d/b/a Scientigo, Inc.) ("Seller") and Lion Development Group II, Inc. ("Buyer").

                                    RECITALS

      E-Commerce Support Centers, Inc. ("E-Comm")is duly organized and existing under the laws of the State of North Carolina and has issued to Seller one thousand (1,000) common shares of no par value capital stock, representing one hundred percent (100%) of the issued and outstanding, fully paid and non-assessable stock of E-COMM("Stock");

      Seller is desirous of selling the Stock to Buyer and the name "E-Commerce Support Centers, Inc." ("Name") under the terms and conditions stated herein, and Buyer is desirous of purchasing the Stock under the terms and conditions stated herein.

      NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, including the foregoing recitals which are made a part hereof, it is agreed as follows:

      1. Purchase and Sale of Stock. Subject to the terms and conditions stated herein, Seller agrees to sell, assign and transfer to Buyer, and Buyer agrees to purchase from Seller, free and clear of all liens, claims and encumbrances, the Stock and the Name.

      2. Purchase Price. As the purchase price for the Stock and the Name, Buyer shall pay to Seller the sum of (i) One Thousand Dollars ($1,000.00), payable on the date of the Closing, and (ii)then on the one year anniversary date of this agreement Buyer shall pay Seller that portion of the purchase price referred to as "deferred purchase amount" as per the provisions of paragraph 16 below.


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      3.    Closing.  The Closing of the sale shall be by fax effective the date hereof(the "Closing"). At the Closing:

            (a)   Seller shall deliver to Buyer:

                  (i) A duly executed certificate evidencing Buyer's ownership of the Stock;

                  (ii) A Certificate of Good Standing issued by the Secretary of State of North Carolina for E-COMM and a certified copy of E-Comm's Articles of Incorporation;

                  (iii) Duly  executed  resignations  of  all  of  the  existing directors and officers of E-Comm;

                  (iv) All original licenses and permits issued to E-Comm to operate its business;

                  (v) A duly executed Assignment of the Name from Seller to Buyer;

                  (vi)  All books and records of E-COMM; and

                  (vii) Any other documents contemplated hereunder, all properly executed.

            (b) Buyer shall deliver to Seller a certified or cashier's check, payable to the order of Buyer, in the amount of $1,000.00.

      4. Representations and Warranties. Seller represents and warrants as follows, but makes no other implied or express warranties:

            (a) Organization and Standing. E-COMM is a corporation duly organized, validly existing, and in good standing under the laws of the State of North Carolina.

            (b)   Subsidiaries. E-COMM has no subsidiaries.

            (c) Capitalization. The aggregate number of shares which E-COMM is authorized to issue is ______ common shares, of which 1,000 shares are issued and presently outstanding. All such issued shares have been validly issued and are fully paid and non-assessable. E-COMM has no outstanding subscriptions, contracts, options, warrants, or other obligations to issue, sell, or otherwise dispose of, or to purchase, redeem or otherwise acquire any of its shares. Seller has good and marketable title to the Stock, free and clear of any options, restrictions, voting trust or other voting agreements, liens, claims, equities encumbrances or security interests.


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

            (d) Share Ownership. Seller represents and warrants that Seller has full right and authority to transfer the Stock to Buyer, and there are no other shares of E-COMM owned or claimed by any person or entity.

            (e) Binding. This Agreement has been duly executed and delivered by Seller and constitutes a valid, legal and binding obligation of Seller. No approval or consent of any person other than Seller is necessary in connection with the performance by Seller of his obligations hereunder.

            (f) Broker. The negotiations related to this Agreement and the transactions contemplated herein will not give rise to any claim against any party hereto for a finder's fee, brokerage commission or other like payment.

            (g) Taxes. E-COMM has timely and duly filed with the appropriate governmental agencies all tax returns, declarations of estimated tax, and tax reports required to be filed by E-COMM; and all taxes and other assessments, relating to E-COMM which E-COMM is required to pay, withhold or collect, and if not yet due, shall be paid by Seller when due and payable. Seller has tendered to Buyer the state and federal income tax returns of E-COMM for the years 2003 and 2004 (collectively the "Tax Returns"). Seller warrants and represents to Buyer that the financial information contained in the Tax Returns is true and accurate in all respects, and that Buyer may rely on this information as an inducement to enter into and consummate the terms of this agreement.

            (h) Lease. Seller represents that E-Comm is not a party to any real property leases. Seller makes no representations as to the validity of any personal property leases to which E-Comm is a party, and Buyer is entering into this transaction based on its own independent verification of the existence of personal property leases ("Personal Property Leases").

            (i) Licenses. E-COMM owns all licenses and permits necessary to operate its business. True and correct copies of all licenses and permits have been delivered to Buyer.

            (j) Liabilities. As of the Closing, E-COMM has disclosed to Buyer all of E-Comm's liabilities, whether known or unknown, contingent, absolute, accrued or otherwise related in any way to E-COMM's business.


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            (k)   Assets.  The assets of E-COMM are free and clear of all liens, claims and encumbrances, charges and security interests, except for those listed on Schedule 4 (k) attached hereto and made a part hereof. The assets of E-COMM are listed on Schedule 4 (k) attached hereto and made a part hereof.

            (l) Compliance. E-COMM is in compliance with all applicable laws respecting employment, occupational safety and health requirements and unfair labor practices; no labor representation question exists respecting the employees of E-COMM and no collective bargaining agreement is binding and E-COMM or Seller; and E-COMM is not delinquent in payments to any persons for any services performed by them or amounts required to be reimbursed to such persons. All amounts owed for workman's compensation coverage for E-COMM and its employees have been timely paid by E-COMM. All amounts required to be withheld by E-COMM from employee compensation (including, without limitation, social security taxes) have been withheld and remitted to the appropriate governmental authority.

            (m) Tax Returns. Seller and E-COMM have filed or caused to be filed when due all United States federal income tax returns and all other national, state and local tax returns required to be filed in the United States or elsewhere to reflect the income of E-COMM and the operations of E-COMM, including the business, and all taxes owed by E-COMM have been paid.

            (n) Accuracy of Representation. No representations or warranties by Seller in this Agreement and no statement contained in any document, certificate, or other writing furnished or to be furnished by the Seller to Buyer or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading. Buyer is relying on the Seller's representations contained in this agreement as an inducement to enter into and consummate the terms of this agreement.


      5. Conduct of Business Pending Closing. Seller covenants that, pending the Closing:

            (a) E-COMM's business will be conducted only in the ordinary course.


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

            (b) No change will be made E-COMM's Articles of Incorporation or By-laws, except as may be first approved in writing by the Buyer.

            (c) No change will be made in E-COMM's authorized or issued corporate shares.

            (d) No dividend or other distribution or payment will be declared or made in respect of E-COMM's corporate shares.

            (e) No material physical damage or loss will occur to the assets or business of E-COMM.

            (f) No obligations except current liabilities under contracts entered into the ordinary course of business will be incurred by E-COMM.

      6. Survival. The representations of Seller in this Agreement shall not survive the Closing.

      7. Benefit. This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective heirs and assigns.

      8. Construction. The terms of this Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina.

      9. Notices. All notices, requests, demands, and other communications hereunder shall be in writing, and shall be deemed to have been duly given if delivered or mailed, first class postage prepaid:

      If to Seller:                 Mr. Clifford A. Clark
                                    Scientigo, Inc.
                                    6701 Carmel Road
                                    Suite 205
                                    Charlotte, NC  28226

                                    With a Copy to:

                                    Gerald Baxter
                                    Suite 400
                                    3290 Northside Parkway
                                    Atlanta, GA 30327

                                    If to Buyer:

                                    Ariel Weissberg, Esq.
                                    Weissberg and Associates, Ltd.
                                    401 S. LaSalle St., Suite 403
                                    Chicago, IL  60605

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      10.   Counterparts.  This  Agreement  may  be  executed  in  one  or  more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11. Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

      12. Entire Agreement. The Parties agree that this writing is the final expression of their agreement and is a complete and exclusive statement of the terms thereof. No representations, understandings or agreements have been made or relied upon in the making of this Agreement. The Agreement can be modified or amended only by a writing signed by the parties hereto.

      13. Section Headings. The section titles herein are for convenience only and do not define, limit or construe the contents of such sections.

      14. Conditions Precedent. The Buyer's obligations under this agreement are subject to and conditioned on the representations of Seller being true and accurate as of the date of closing.

      15. Remedies. In case of material breach of this agreement, the non-defaulting party shall be entitled to all cumulative remedies known at law or in equity. The party prevailing in litigation shall be entitled to reasonable attorney's fees.

      16. Post-Closing Payment. Buyer shall be responsible for determining and if possible resolving any claims that may exist against E-Comm (including, if possible settlement or reduction of existing claims), whether those claims are disclosed or known by Seller, and including the manner and amount of distribution to claimants of E-Comm. The parties acknowledge that Seller is owed monies from E-Comm for advances of funds and services rendered (the "MKTE Debt"). After the Closing, Seller shall cooperate with Buyer in the


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

investigation and resolution of those claims, including the MKTE Debt, by providing such documents and information as may be reasonable. On or before (1) year from the date of the Closing, the parties shall in good faith complete the reconciliation and payment of all claims in order to compute the deferred purchase amount. The deferred purchase amount due to Seller shall be 70% of the amount by which cash and the CLinx note balance exceeds liabilities paid or agreed to be paid from the proceeds of the note. Payment shall be in the form of cash or assignment of a portion of the CLinx note. In addition to the foregoing, Seller shall be responsible for the costs of any accounting professionals involved in the reconciliation referenced in this paragraph.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



MARKET CENTRAL, INC.                     LION DEVELOPMENT GROUP II,


By: /s/ Doyal Bryant                     By: /s/Ariel Weissberg
    -----------------------                 ------------------------
    Its authorized agent                    Its authorized agent


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